UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07655
Driehaus Mutual Funds
(Exact name of registrant as specified in charter)
25 East Erie Street
Chicago, IL 60611
(Address of principal executive offices) (Zip code)
Mary H. Weiss
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611
(Name and address of agent for service)
Registrant’s telephone number, including area code: 312-587-3800
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.
The Report to Stockholders is attached herewith.

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus
President

A.R. Umans
Chairman of the Board

Francis J. Harmon
Trustee

Daniel F. Zemanek
Trustee

Robert H. Gordon
Senior Vice President

Michelle L. Cahoon
Vice President & Treasurer

Janet L. McWilliams
Chief Compliance Officer

Diane J. Drake
Secretary

Kelly C. Dehler
Assistant Secretary

Candace A. Croal
Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611

Distributor

Driehaus Securities LLC
25 East Erie Street
Chicago, IL 60611

Administrator

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

Transfer Agent

PFPC Inc.
101 Sabin Street
Pawtucket, RI 02862

Custodian

JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245	Annual Report to Shareholders
December 31, 2006

Driehaus International Discovery Fund
Driehaus Emerging Markets Growth Fund

Distributed by:
Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds’ prospectus.

Driehaus International Discovery Fund
Portfolio Manager’s Letter	1
Performance Overview	3
Schedule of Investments	4

Driehaus Emerging Markets Growth Fund
Portfolio Managers’ Letter	11
Performance Overview	13
Schedule of Investments	14

Each Fund section includes:
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Financial Highlights

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	29

Interested and Independent Trustees of the Trust	30

Officers of the Trust	31

Fund Expense Examples	32

Shareholder Information	33

Board Considerations in Connection with the Annual Review of the Investment Advisory Agreement	34

Annual Report to Shareholders
December 31, 2006

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in companies outside the U.S. that are currently demonstrating rapid growth in their sales and earnings and which, in its judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to insure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the Funds’ share prices are expected to be more volatile than those of U.S.-only funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus International Discovery Fund — Portfolio Manager’s Letter

Dear Fellow Shareholders,

     The Driehaus International Discovery Fund (“Fund”) was up 16.41% for the year ended December 31, 2006. This performance was below the performance of the Fund’s two major benchmark indices: the Morgan Stanley Capital International All Country (“MSCI AC”) World ex USA Index (which gained 27.14% for the year) and the MSCI AC World ex USA Growth Index (which gained 23.95%).

     Over longer time periods, the Fund has outperformed these indices. For the three year period ended December 31, 2006, the average annualized return for the Fund was 23.34%, which compares favorably with the return of 21.78% for the MSCI AC World ex USA Index and the 19.30% return of the MSCI AC World ex USA Growth Index. Over the past five years, the Fund achieved a return of 21.56% on an average annualized basis (versus the MSCI AC World ex USA Index return of 16.86% and the MSCI AC World ex USA Growth Index return of 14.33%). Since inception of the Fund (December 31, 1998), the average annualized return is 25.93%, which exceeds the returns of both the MSCI AC World ex USA Index (at 8.71%) and the MSCI AC World ex USA Growth Index (at 5.42%) by considerable margins.1

     As the Fund navigated its way over the investment marketplace terrain during 2006, portions of its journey proved to be more challenging than others. As the year progressed, the investment landscape changed from hospitable to hostile and back again. Contributing to the shifting investment terrain over the course of 2006 were a myriad of dynamic economic and financial factors such as fluctuating global energy costs, the direction and level of domestic and international interest rates, corresponding concerns regarding inflationary pressures, the position of the dollar against foreign currencies and the general shifting risk posture of investors around the globe. Correspondingly, the Fund outperformed the relevant indices in the first and fourth quarters of 2006. The middle two quarters, the second and third quarters of 2006, proved more of a challenge as the Fund did not outperform the relevant benchmarks for these time periods.

     Over the course of 2006, a key contributor to performance was the Fund’s allocation and selection to holdings in the energy sector. Holdings such as Petroleum Geo-Services ASA (PGS NO), a technology-focused oilfield service company principally involved in providing worldwide geophysical services, favorably contributed to performance. The company provides an array of geophysical and reservoir services. Included among these services are seismic data acquisition, processing and interpretation, and field evaluation. This holding benefited from increased energy exploration resulting, in part, from heightened energy prices.

     Similarly, allocation and stock selection in the industrial sector also beneficially contributed to the performance of the Fund in 2006. In light of improved demand for its products, as well as from strategic corporate acquisition and sales activities, industrial holding Vallourec SA (VK FP), a worldwide producer of seamless hot rolled steel tubes utilized in a variety of industrial applications, contributed to the Fund’s performance in 2006.

     Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in Norway, Singapore and Australia. One of the Australian holdings that contributed to the Fund’s performance in 2006 was Zinifex, Ltd. (ZFX AU), a firm engaged in mineral exploration, production, smelting and refining of zinc, lead and silver metals and other alloys. The performance of the stock benefited from the level of zinc prices in 2006.

     Certain sectors, however, detracted from annual performance of the Fund. Two sectors wherein relative allocation and stock selection negatively influenced the performance of the Fund were the consumer discretionary and the financial sectors. Additionally, our investment focus did not lead us to find many appropriate investment opportunities in the United Kingdom, despite the favorable contribution to return achieved by U.K. stocks during 2006.

     Within the consumer discretionary sector, Point, Inc. (2685 JP), was an example of a holding that detracted from performance in 2006. Point, Inc. is mainly engaged in the sale of casual clothing for younger men and women in Asia. The company operates through two divisions: its sales division sells casual clothing for men and women under a variety of brand names and its distribution division is involved in the inspection, storage and distribution of the firm’s products. Deteriorating momentum, along with a flattening of earnings estimates, contributed to the weaker performance of this stock.

     Kenedix, Inc. (4321 JP), a Japan-based real estate services company that invests in office, residential and commercial buildings, illustrates the point that the 2006 market provided some tricky ground for investors in the Japanese market. This point was also reinforced by Urban Corp. (8868 JP), a diversified Japanese real estate company that engages in land purchases, development, building management and brokerage for commercial and residential use. Based on attribution analysis of the MSCI AC ex USA Growth Index, Japan was one of a handful of countries that did not reflect a positive contribution level to return. Due to the investment challenge posed by Japan, the Fund’s weighting in this country was reduced over the course of the year.

     We have continued to add names with good earnings potential in Europe and increased our weighting in Latin America. As we move into the new year, the Fund reflects increased exposure to such markets as Denmark, Spain, Mexico and Brazil relative to exposures from the prior year. Further, we will keep a watchful eye on developments associated with Asia — particularly as they pertain to potential rebounding opportunities in Japan.

     During the course of 2006, Driehaus Capital Management LLC added two analysts to the international team supporting the Fund. Jeff Kilkenny joined the firm as a senior analyst with coverage responsibility for Europe. Chad Cleaver joined the international team as a senior analyst with coverage responsibility for Canada, Australia, New Zealand, and most of Southeast Asia. Previously, Chad was a senior analyst on the firm’s domestic small cap strategy and has extensive experience researching the basic materials, energy and industrials sectors. One international market analyst who supported the Fund left the Firm during 2006.

     We at Driehaus Capital Management LLC appreciate your commitment to the Driehaus International Discovery Fund. We remain committed to the Driehaus core growth investment philosophy which we believe is a rewarding strategy over the long term.

Sincerely,

Lynette Schroeder
Portfolio Manager

[1]	During these periods, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Regional Weightings*

Western Europe	48.3%
Japan	17.8%
Asia/ Far East Ex-Japan	17.8%
South America	5.4%
North America	4.9%
Eastern European	0.8%

Top Ten Holdings*

America Movil SA de CV — L ADR	2.2%
Topdanmark AS	2.2%
Zinifex, Ltd.	2.1%
Aker Kvaerner ASA	2.0%
Acergy SA	2.0%
Piraeus Bank SA	2.0%
Cosco Corp., Ltd.	2.0%
Rogers Communications, Inc. — B	2.0%
United Internet AG	1.9%
KCI Konecranes OYJ	1.9%

*	All percentages are stated as a percent of net assets at December 31, 2006.

Driehaus International Discovery Fund
Performance Overview (unaudited)

      The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

     The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

				Since Inception
Average Annual Total Returns as of 12/31/06	1 Year	3 Years	5 Years	(12/31/98 - 12/31/06)

Driehaus International Discovery Fund (DRIDX)[1]	16.41%	23.34%	21.56%	25.93%
MSCI AC World ex USA Index[2]	27.14%	21.78%	16.86%	8.71%
MSCI AC World ex USA Growth Index[3]	23.95%	19.30%	14.33%	5.42%

You cannot invest directly in any of these indices.

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2006

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 94.5%

EUROPE — 49.1%
Germany — 7.2%
Fresenius Medical Care AG & Co. KGaA	42,498	$5,664,343
Fuchs Petrolub AG (Pref.)	41,977	3,213,868
Hugo Boss AG (Pref.)	128,006	6,576,455
Kontron AG	352,715	5,121,596
MPC Muenchmeyer Petersen Capital AG	34,645	3,055,419
Software AG	128,214	10,110,889
United Internet AG	751,581	12,431,272

		46,173,842

United Kingdom — 5.3%
Carphone Warehouse Group PLC	1,620,497	9,962,919
Sage Group PLC	2,081,703	11,045,789
Tullow Oil PLC	1,066,709	8,312,616
Venture Production PLC**	257,034	4,443,856

		33,765,180

Norway — 5.3%
Aker Kvaerner ASA	104,720	13,066,487
Aker Yards AS	88,049	6,820,578
Petroleum Geo-Services ASA**	286,227	6,725,086
TGS Nopec Geophysical Co. ASA**	340,500	7,044,601

		33,656,752

Denmark — 4.8%
Novo Nordisk AS — B	80,300	6,688,350
Sydbank AS	217,400	10,391,234
Topdanmark AS**	83,350	13,781,493

		30,861,077

Spain — 4.8%
Banco de Sabadell SA	160,308	7,175,823
Grifols SA**	618,261	8,242,936
Grupo Catalana Occidente, SA	97,057	3,516,883
Inditex, SA	182,143	9,812,231
Mecalux, SA	49,040	1,988,012

		30,735,885

France — 4.0%
Groupe Steria SCA	82,148	4,928,554
Neopost SA	52,101	6,544,004
Nexity SA	47,608	3,450,174
Vallourec SA	37,495	10,903,767

		25,826,499

Finland — 3.8%
KCI Konecranes OYJ	421,843	12,417,793
Wartsila Corp. OYJ — B	213,984	11,527,539

		23,945,332

Sweden — 2.9%
Alfa Laval AB	247,130	11,154,503
Axis Communications AB	132,600	1,777,116
Nobia AB	153,080	5,892,036

		18,823,655

Ireland — 2.7%
Bank of Ireland	450,831	10,414,550
C&C Group PLC	398,134	7,068,712

		17,483,262

Luxembourg — 2.0%
Acergy SA**	660,291	12,707,679

Greece — 2.0%
Piraeus Bank SA	394,021	12,701,462

Belgium — 1.6%
Colruyt SA	32,739	6,992,502
EVS Broadcast Equipment SA	51,503	2,977,799

		9,970,301

Austria — 1.1%
Andritz AG	33,626	7,292,920

Poland — 0.8%
TVN SA**	618,560	5,305,047

Italy — 0.8%
Esprinet SpA	257,089	4,859,764

Total EUROPE		314,108,657

FAR EAST — 35.1%
Japan — 17.8%
Disco Corp.	64,200	4,515,390
Fujimi, Inc.	127,500	3,653,418
Kenedix, Inc.	2,099	9,471,560
Makita Corp.	112,900	3,462,754
Matsuda Sangyo Co., Ltd.	155,800	3,305,701
Micronics Japan Co., Ltd.	39,800	1,471,535
Nihon Kohden Corp.	327,800	7,492,257
Nishi-Nippon City Bank, Ltd.	1,638,000	7,047,233
Nissin Kogyo Co., Ltd.	256,400	6,592,866
Shimadzu Corp.	722,000	6,364,253
Star Micronics Co., Ltd.	276,000	5,508,172
Sumco Corp.	83,200	7,033,251
Sumitomo Titanium Corp.	27,600	3,086,895
Suruga Bank, Ltd.	710,000	8,794,084
Taiyo Nippon Sanso Corp.	958,000	8,629,688
Tocalo Co., Ltd.	77,500	2,884,963
Tokai Carbon Co., Ltd.	904,000	6,426,486
Tokai Rika Co., Ltd.	371,000	9,446,074
Tokyo Electron, Ltd.	41,500	3,271,039
Urban Corp.	372,300	5,649,963

		114,107,582

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2006

	Number	Market
	of	Value
	Shares	(Note A)

Singapore — 7.0%
Capitaland, Ltd.	2,979,000	$12,042,249
Cosco Corp., Ltd.	8,403,000	12,601,076
Keppel Corp., Ltd.	1,024,000	11,750,546
Singapore Exchange, Ltd.	2,317,000	8,610,856

		45,004,727

Australia — 4.6%
Jubilee Mines NL	540,053	6,718,318
WorleyParsons, Ltd.	562,437	9,447,425
Zinifex, Ltd.	892,379	13,235,614

		29,401,357

China — 3.0%
AAC Acoustic Technology Holdings, Inc.**	4,792,000	4,546,618
Dongfang Electrical Machinery Co., Ltd. — H	1,324,500	3,541,854
Hunan Non-Ferrous Metal Corp., Ltd. — H**	7,475,000	4,324,531
Parkson Retail Group Ltd.	1,371,500	6,788,469

		19,201,472

Taiwan — 1.3%
Catcher Technology Co., Ltd.	429,509	4,198,209
Simplo Technology Co., Ltd.	1,077,000	3,900,138

		8,098,347

India — 0.8%
Dr. Reddy’s Laboratories Ltd. — ADR	294,000	5,350,800

South Korea — 0.6%
MegaStudy Co., Ltd.**	23,479	3,466,308

Total FAR EAST		224,630,593

SOUTH AMERICA — 5.4%
Brazil — 5.2%
Cosan SA Industria e Comercio**	255,500	5,345,589
Localiza Rent-a-Car SA	302,570	9,099,051
Lojas Renner SA	619,700	8,904,652
Net Servicos de Comunicacao SA (Pref.)**	872,900	9,915,883

		33,265,175

Chile — 0.2%
Masisa S.A.	7,105,595	1,421,786

Total SOUTH AMERICA		34,686,961

NORTH AMERICA — 4.9%
Canada — 2.7%
Gildan Activewear, Inc.**	98,568	4,605,728
Rogers Communications, Inc. — B	421,134	12,531,278

		17,137,006

Mexico — 2.2%
America Movil SA de CV — L — ADR	308,881	13,967,599

Total NORTH AMERICA		31,104,605

Total EQUITY SECURITIES (Cost $480,381,984)		604,530,816

EQUITY CERTIFICATES — 0.5%

FAR EAST — 0.5%
India — 0.5%
Bharat Heavy Electricals, Ltd.†	63,513	3,306,652

Total EQUITY CERTIFICATES (Cost $1,282,477)		3,306,652

TOTAL INVESTMENTS (COST $481,664,461)	95.0%	$607,837,468
Other Assets in Excess of Liabilities	5.0%	31,913,805

Net Assets	100.0%	$639,751,273

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:
Basis:		$486,610,768

Gross Appreciation		$124,532,896
Gross Depreciation		(3,306,196)

Net Appreciation		$121,226,700

**	Non-income producing security

†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2006, the value of these restricted securities amounted to $3,306,652 or 0.5% of net assets.

Additional information on the restricted security is as follows:

	Acquisition	Acquisition
Security	Date(s)	Cost

Bharat Heavy Electricals, Ltd.	05/25/05 to 06/07/05	$1,282,477
ADR — American Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2006

Percent of
Industry	Net Assets

Automobiles	3.9%
Banking	8.8%
Basic Industries/ Multi-Industry	1.9%
Broadcasting & Publishing Services	4.3%
Business & Public Services	3.2%
Chemicals	1.9%
Construction	1.1%
Capital Goods/ Multi-Industry	2.1%
Clothing	0.7%
Consumer Non-Durables/Multi-Industry	2.0%
Consumer Services/Multi-Industry	0.5%
Drugs	0.8%
Electrical & Electronics	2.1%
Electronic Components	5.9%
Energy Equipment	3.0%
Energy/ Multi-Industry	2.6%
Energy Sources	2.0%
Financial Services	2.4%
Food & Household	3.4%
Forest Products	0.2%
Gold Mining	1.1%
Health Care	2.3%
Health Care/ Multi-Industry	0.9%
Industrial Components	0.6%
Industrial Machinery	0.5%
Insurance	2.7%
Machinery	9.3%
Merchandising	2.5%
Metals — Nonferrous	3.7%
Miscellaneous Materials	2.7%
Real Estate	3.3%
Retailing — Goods	1.1%
Technology/ Multi-Industry	5.1%
Telecommunications	1.6%
Telephone Utilities	2.2%
Textiles & Apparel	2.6%
Other Assets in Excess of Liabilities	5.0%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Statement of Assets and Liabilities
December 31, 2006

ASSETS:
Investments, at market value (Cost $481,664,461)	$607,837,468
Foreign currency (Cost $3,289,452)	3,366,329
Cash	33,916,258
Receivables:
Dividends	258,563
Interest	73,026
Investment securities sold	4,534,795
Fund shares sold	1,038,259
Prepaid expenses and other assets	44,049

TOTAL ASSETS	651,068,747

LIABILITIES:
Payables:
Investment securities purchased	7,760,836
Fund shares redeemed	2,497,537
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	6,908
Due to affiliates	797,532
Foreign taxes	11,253
Accrued expenses	243,408

TOTAL LIABILITIES	11,317,474

NET ASSETS	$639,751,273

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	16,256,664

NET ASSET VALUE	$39.35

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2006:
Paid-in capital	$636,452,371
Accumulated net investment loss	(3,072,458)
Accumulated net realized loss	(119,880,915)
Unrealized net foreign exchange gain	79,268
Unrealized net appreciation on investments	126,173,007

NET ASSETS	$639,751,273

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Statement of Operations
For the year ended December 31, 2006

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable taxes of $595,035)	$7,205,072
Interest	998,126

Total income	8,203,198

Expenses:
Investment advisory fee	10,421,095
Administration fee	595,260
Professional fees	250,058
Federal and state registration fees	82,741
Custodian fees	350,147
Transfer agent fees	103,231
Trustees’ fees	74,000
Miscellaneous	290,131

Total expenses	12,166,663

Fees paid indirectly	(442,705)

Net expenses	11,723,958

Net investment loss	(3,520,760)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from security transactions	122,708,161
Net realized foreign exchange loss	(270,307)
Net change in unrealized foreign exchange gain	16,739
Net change in unrealized appreciation on investments	(29,445,645)

Net realized and unrealized gain on investments and foreign currency transactions	93,008,948

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$89,488,188

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	December 31, 2006	December 31, 2005

INCREASE IN NET ASSETS:
Operations:
Net investment loss	$(3,520,760)	$(67,474)
Net realized gain on investments and foreign currency transactions	122,437,854	63,029,701
Net change in unrealized gain (loss) on investments and foreign currency transactions	(29,428,906)	96,185,768

Net increase in net assets resulting from operations	89,488,188	159,147,995

Distributions to shareholders:
Net investment income	—	(446,477)
Capital gains	(114,767,007)	(54,300,819)

Total distributions to shareholders	(114,767,007)	(54,747,296)

Capital share transactions:
Proceeds from shares sold	295,312,959	212,627,542
Reinvestment of distributions	112,057,937	53,670,719
Cost of shares redeemed	(345,776,915)	(112,461,237)
Redemption fees	186,950	25,182

Net increase in net assets derived from capital share transactions	61,780,931	153,862,206

Total increase in net assets	36,502,112	258,262,905

NET ASSETS:

Beginning of period	$603,249,161	$344,986,256

End of period (Including accumulated net investment loss of $3,072,458 and $292,339, respectively )	$639,751,273	$603,249,161

Capital share transactions are as follows:
Shares issued	6,664,745	5,567,641
Shares reinvested	2,894,854	1,341,768
Shares redeemed	(7,944,732)	(3,162,244)

Net increase from capital share transactions	1,614,867	3,747,165

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Financial Highlights

	For the year	For the year	For the year	For the year		For the year
	ended	ended	ended	ended		ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2006	2005	2004	2003		2002

Net asset value, beginning of period	$41.20	$31.67	$29.28	$18.03		$20.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.21)	0.02	(0.02)	(0.15)		(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.82	13.78	3.45	11.40		(2.57)

Total income (loss) from investment operations	6.61	13.80	3.43	11.25		(2.69)

LESS DISTRIBUTIONS:
Dividends from net investment income	—	(0.04)	—	—		—
Distributions from capital gains	(8.47)	(4.23)	(1.05)	—		—

Total distributions	(8.47)	(4.27)	(1.05)	—		—

Redemption fees added to paid-in capital	0.01	0.00 ~	0.01	0.00	~	0.02

Net asset value, end of period	$39.35	$41.20	$31.67	$29.28		$18.03

Total Return	16.41%	43.97%	11.95%	62.40%		(12.90)%
RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$639,751	$603,249	$344,986	$260,619		$68,113
Ratio of expenses before fees paid indirectly to average net assets	1.74%	1.82%	1.94%	2.02	%†	2.26	%†
Ratio of net expenses to average net assets	1.68%#	1.77%#	1.70%#	2.02	%†#	1.86	%†#
Ratio of net investment loss to average net assets	(0.50)%#	(0.02)%#	(0.05)%#	(1.11	)%†#	(0.71	)%†#
Portfolio turnover	216.29%	180.42%	518.81%	515.76%		405.69%

~	Amount represents less than $0.01 per share

†	The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap for the first fifty-four months of its operations. For the period June 1, 1999 through June 30, 2002, the operating expense cap was 2.40% of average net assets. For the period July 1, 2002 through June 30, 2003, the Fund was reimbursed for expenses exceeding the 2.40% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

     The Driehaus Emerging Markets Growth Fund (“Fund”) was up 41.22% for the year ended December 31, 2006. This substantially exceeded the performance of the Fund’s two major benchmark indices: the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index which gained 32.59% and the MSCI Emerging Markets Growth Index which gained 32.73% for the year.

     Fund performance, over longer time periods, also reflected outperformance relative to the indices. For the three years ended December 31, 2006, the average annualized return for the Fund was 34.55% (versus a return of 30.94% for the MSCI Emerging Markets Index and 29.49% for the MSCI Emerging Markets Growth Index). For the five years ended December 31, 2006, the average annualized return associated with the Fund was 30.08% (versus 26.96% for the MSCI Emerging Markets Index and 24.59% for the MSCI Emerging Markets Growth Index). Since inception of the Fund on December 31, 1997, the average annual total return is 20.29% (versus 12.01% for the MSCI Emerging Markets Index and 11.22% for the MSCI Emerging Markets Growth Index).1

     Over the course of 2006, ongoing macroeconomic and political concerns contributed to a heightened degree of marketplace uncertainty. Specifically, the increase in interest rates by major central banks raised the potential for global economic deceleration. This development caused investors to re-evaluate expectations for corporate earnings growth and resulted in a meaningful market correction in the first half of the year. In addition, year-end events in Thailand served as an important reminder of the geopolitical risks in developing countries. Despite these broader concerns, corporate fundamentals within the emerging markets were favorable and provided us the environment in which to find ample attractive investment opportunities.

     Allocation and stock selection of companies in China, Brazil, Russia and Mexico were leading contributors to the Fund’s performance in 2006. At the individual security level, Zijin Mining Group Co., Ltd. (2899 HK) — a mining conglomerate in China primarily engaged in the exploration, production and refining of gold and non-ferrous metals — contributed to the Fund’s 2006 performance as the company’s production increased concurrently with a rise in the price of gold. Another contributor to performance was Localiza Rent-a-Car SA (RENT3 BZ), a Brazilian company that operates and franchises car and fleet rental businesses in Brazil and seven other countries in Latin America.

     Other holdings that contributed to the performance of the Fund included China Mengniu Dairy Co., Ltd. (2319 HK), one of China’s leading dairy product manufacturers. This holding benefited as rising wages enabled the Chinese consumer to continue increasing food-oriented discretionary spending. Additionally, Guangzhou R&F Properties Co., Ltd. (2777 HK) contributed to the return of the Fund over the course of the year. This company is engaged in the development and sale of residential properties in several key metropolitan areas within China. The firm also develops commercial properties, such as shopping malls and office buildings. Based on strong pre-orders for residential properties and an expanded development network, this holding was a key contributor to performance.

     Despite a fairly strong investment pool from which to select stocks, not all holdings contributed to performance. Phicom Corp. (039230 KS), a South Korean manufacturer and supplier of semiconductor testing devices and reliability measurement systems, was among holdings that negatively influenced performance of the Fund during 2006. Sentiment turned negative for this holding in mid-2006, as technical issues arose with a key customer and an unfavorable court ruling opened the door to greater competition. Additionally, another holding in the semiconductor arena, Chartered Semiconductor Manufacturing, Ltd. (CSM SP) — a Singapore-based provider of contract manufacturing services focused on advanced electronic applications — experienced price weakness due to disappointing earnings results attributable to competitive pressures and lackluster demand for electronic game consoles.

     Although the broader investment environment remains constructive, we recognize that tighter monetary conditions in certain countries could pressure global economic growth and disproportionately impact emerging markets equities. Furthermore, given the recent strength of the emerging markets asset class, we are slightly more cautious on the category’s near-term return potential. With that in mind, our disciplined investment process continues to identify high quality opportunities throughout the developing world. In terms of current positioning, the Fund is biased toward domestic consumption and regional infrastructure investments. Rising incomes and the appreciation of emerging markets currencies support the thesis regarding these local opportunities. For example, we remain positively geared to specific emerging markets homebuilders due to compelling secular growth trends.

     As for organizational changes, Dan Rea re-joined Driehaus Capital Management LLC in April 2006. In his role as Assistant Portfolio Manager for the Fund, he assists in supervising a team of analysts responsible for evaluating new and existing holdings. Dan also functions as the Director of Research at Driehaus Capital Management LLC. In addition, Chad Cleaver joined the international team as a senior analyst with coverage responsibility for Canada, Australia, New Zealand and most of Southeast Asia. Previously, Chad was a senior analyst on the firm’s domestic small cap strategy and has extensive experience researching the basic materials, energy and industrials sectors.

     Finally, although we are pleased with the Fund’s performance in 2006, the entire team remains committed to creating value through our bottom-up, aggressive growth investment philosophy. As always, we thank you for your continued interest in the Driehaus Emerging Markets Growth Fund.

Sincerely,

Emery R. Brewer	Daniel M. Rea
Portfolio Manager	Assistant Portfolio Manager

[1]	During these periods, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Regional Weightings*

Asia/ Far East Ex-Japan	48.8%
South America	14.7%
Eastern European	9.9%
Africa	9.0%
North America	8.1%
Western Europe	4.5%

Top Ten Holdings*

Petroleo Brasileiro	2.4%
Raiffeisen International Bank Holding AG	2.2%
Net Servicos de Comunicacao SA (Pref.)	2.2%
Fomento Economico Mexicano SA de CV — ADR	1.9%
America Movil SA de CV — L — ADR	1.8%
Shinsegae Co., Ltd.	1.8%
Localiza Rent — a — Car SA	1.7%
Shinhan Financial Group Co., Ltd.	1.7%
NovaTek OAO — GDR	1.7%
Shin Kong Financial Holding Co., Ltd.	1.7%

*	All percentages are stated as a percent of net assets at December 31, 2006.

Driehaus Emerging Markets Growth Fund
Performance Overview (unaudited)

      The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

     The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

				Since Inception
Average Annual Total Returns as of 12/31/06	1 Year	3 Years	5 Years	(12/31/97 - 12/31/06)

Driehaus Emerging Markets Growth Fund (DREGX)[1]	41.22%	34.55%	30.08%	20.29%
MSCI Emerging Markets Index[2]	32.59%	30.94%	26.96%	12.01%
MSCI Emerging Markets Growth Index[3]	32.73%	29.49%	24.59%	11.22%

You cannot invest directly in any of these indices.

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization-weighted index designed to measure equity market performance in 25 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International Emerging Markets Growth Index (MSCI Emerging Markets Growth Index) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2006

		Market
	Number	Value
	of Shares	(Note A)

EQUITY SECURITIES — 90.4%

FAR EAST — 44.2%
South Korea — 12.8%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	187,080	$5,873,910
Daishin Securities Co., Ltd.	305,200	7,712,043
Dong-A Pharmaceutical Co., Ltd.	130,872	12,228,785
Hynix Semiconductor, Inc.**	184,500	7,231,210
Hyundai Engineering & Construction Co., Ltd.**	183,199	11,228,326
Korea Zinc Co., Ltd.	75,128	7,973,262
MegaStudy Co., Ltd.**	41,277	6,093,905
NHN Corp.	87,091	10,685,035
Samsung Electronics Co., Ltd.	7,444	4,906,636
Shinhan Financial Group Co., Ltd.	265,940	13,582,957
Shinsegae Co., Ltd.	22,149	13,813,355

		101,329,424

China — 11.4%
China Medical Technologies, Inc. — ADR**	230,700	6,245,049
China Mengniu Dairy Co., Ltd.	3,089,000	8,121,318
Comba Telecom Systems Holdings, Ltd.	13,918,000	5,922,705
Focus Media Holding, Ltd. — ADR**	123,053	8,169,489
Golden Eagle Retail Group, Ltd.	7,926,000	7,041,212
Guangzhou R&F Properties Co., Ltd.	4,365,900	9,429,711
Hopson Development Holdings, Ltd.	1,294,000	3,659,926
Hunan Non-Ferrous Metal Corp., Ltd. — H**	17,496,000	10,122,006
Lee & Man Paper Manufacturing, Ltd.	3,094,000	7,597,470
Maanshan Iron and Steel Co., Ltd. — H	10,746,000	5,899,158
Suntech Power Holdings Co., Ltd. — ADR**	177,800	6,046,978
Zijin Mining Group Co., Ltd.	16,753,600	11,695,621

		89,950,643

Taiwan — 10.4%
Asustek Computer, Inc.	3,871,500	10,598,060
China Steel Corp.	7,061,000	7,497,640
Chong Hong Construction Co., Ltd.	2,588,523	7,006,528
Delta Electronics, Inc.	2,894,650	9,327,551
Gemtek Technology Corp.	4,267,000	9,284,343
MediaTek Inc.	352,000	3,640,448
Phison Electronics Corp.	681,351	6,116,163
Realtek Semiconductor Corp.	4,858,000	8,363,781
Shin Kong Financial Holding Co., Ltd.	12,205,755	13,147,829
Yageo Corp.**	15,213,000	7,096,443

		82,078,786

Indonesia — 2.7%
PT Astra International Tbk	3,205,000	5,594,985
PT Bakrie Telecom Tbk**	277,122,000	7,549,329
PT Bank Rakyat Indonesia Tbk	14,821,500	8,487,321

		21,631,635

Thailand — 2.3%
Aromatics Public Co., Ltd. — NVDR	6,416,400	5,837,204
Bank of Ayudhya Public Co., Ltd. — NVDR	10,051,500	5,217,140
BEC World Public Co., Ltd. — NVDR	11,503,200	6,846,757

		17,901,101

Singapore — 1.8%
Chartered Semiconductor Manufacturing, Ltd.**	5,188,000	4,329,676
Singapore Exchange, Ltd.	2,719,000	10,104,841

		14,434,517

Malaysia — 1.8%
IGB Corp. BHD	6,038,000	3,080,612
Resorts World BHD	1,426,700	5,904,144
RHB Capital BHD	5,417,800	5,251,949

		14,236,705

Philippines — 1.0%
Ayala Land, Inc.	24,852,300	7,726,760

Total FAR EAST		349,289,571

SOUTH AMERICA — 14.7%
Brazil — 11.9%
All America Latina Logistica SA	725,500	7,528,357
Aracruz Celulose SA — ADR	190,310	11,654,585
Companhia Energetica de Minas Gerais SA — ADR	55,554	2,677,703
Cosan SA Industria e Comercio**	268,070	5,608,579
Cyrela Brazil Realty SA	1,082,940	10,335,196
Dufry South America Ltd. — BDR**	125,000	1,638,193
Localiza Rent-a-Car SA	453,730	13,644,818
Natura Cosmeticos SA	327,700	4,624,458

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2006

		Market
	Number	Value
	of Shares	(Note A)

Net Servicos de Comunicacao SA (Pref.)**	1,503,766	$17,082,331
Petroleo Brasileiro SA — ADR	182,600	18,805,974

		93,600,194

Argentina — 1.7%
Banco Macro SA — ADR	153,900	4,803,219
IRSA Inversiones y Representaciones S.A. — GDR**	527,700	8,923,407

		13,726,626

Chile — 1.1%
La Polar S.A.	1,679,818	8,600,289

Total SOUTH AMERICA		115,927,109

EUROPE 14.4%
Russia — 7.9%
CTC Media, Inc.**	246,941	5,929,053
Golden Telecom, Inc.	123,700	5,794,108
Mechel — ADR	210,611	5,366,368
NovaTek OAO — GDR	211,091	13,404,279
Sberbank RF	2,870	9,901,500
Unified Energy System — GDR	116,031	12,716,998
X5 Retail Group NV — GDR**	357,883	9,304,958

		62,417,264

Austria — 2.2%
Raiffeisen International Bank Holding AG	112,168	17,103,195

United Kingdom — 1.6%
Amdocs, Ltd.**	107,200	4,154,000
Tullow Oil PLC	1,052,153	8,199,185

		12,353,185

Poland — 0.9%
TVN SA**	856,825	7,348,515

Greece — 0.7%
Coca-Cola Hellenic Bottling Co. S.A.	146,038	5,706,191

Turkey — 0.7%
Turkiye Sinai Kalkinma Bankasi AS	3,008,907	5,484,267

Kazakhstan — 0.4%
Kazakhmys PLC	158,974	3,455,077

Total EUROPE		113,867,694

AFRICA — 9.0%
South Africa — 7.3%
Foschini, Ltd.	811,413	6,641,016
MTN Group, Ltd.	920,962	11,201,377
Murray & Roberts Holdings, Ltd.	1,087,287	6,216,834
Nedbank Group, Ltd.	602,769	11,473,947
Sappi, Ltd.	593,406	9,941,925
Sasol, Ltd.	336,441	12,414,725

		57,889,824

North Africa — 1.7%
Orascom Telecom Holding SAE — GDR	198,688	13,113,408

Total AFRICA		71,003,232

NORTH AMERICA — 8.1%
Mexico — 6.7%
America Movil SA de CV — L — ADR	318,545	14,404,605
Fomento Economico Mexicano SA de CV — ADR	127,900	14,805,704
Grupo Aeroportuario del Pacifico SA de CV — ADR	315,300	12,356,607
Urbi Desarrollos Urbanos SA de CV**	3,163,928	11,422,123

		52,989,039

Canada — 1.4%
Addax Petroleum Corp.	164,108	4,607,379
SXR Uranium One, Inc.**	443,270	6,081,825

		10,689,204

Total NORTH AMERICA		63,678,243

Total EQUITY SECURITIES (Cost $526,913,968)		713,765,849

EQUITY CERTIFICATES — 4.6%

FAR EAST — 4.6%
India — 4.6%
Cipla, Ltd.†	894,636	$5,083,501
Jaiprakash Associates, Ltd.†	737,894	12,148,834
Reliance Communications Ltd**†	1,015,281	10,852,338
Suzlon Energy, Ltd.†	264,413	7,826,916

Total EQUITY CERTIFICATES (Cost $24,589,044)		35,911,589

TOTAL INVESTMENTS (COST $551,503,012)	95.0%	$749,677,438
Other Assets in Excess of Liabilities	5.0%	39,113,527

Net Assets	100.00%	$788,790,965

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2006

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$561,673,350

Gross Appreciation	$188,589,934
Gross Depreciation	(585,846)

Net Appreciation	$188,004,088

**	Non-income producing security

†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2006, the value of these restricted securities amounted to $35,911,589 or 4.6% of net assets.

Additional information on each restricted security is as follows:

	Acquisition	Acquisition
Security	Date(s)	Cost

Cipla, Ltd.	07/15/05 to 12/27/06	$4,002,841
Jaiprakash Associates, Ltd.	08/05/05 to 12/27/06	$5,842,718
Reliance Communications Ltd.	10/17/06 to 12/15/06	$8,745,353
Suzlon Energy, Ltd.	01/24/06 to 08/09/06	$5,998,132

ADR — American Depository Receipt

BDR — Bearer Depository Receipts
GDR — Global Depository Receipt
NVDR — Non-Voting Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2006

Percent of
Industry	Net Assets

Airlines	1.6%
Alternative Energy	0.8%
Automobiles	2.4%
Banking	7.9%
Basic Industries/ Multi-Industry	0.8%
Beverages	2.6%
Broadcasting & Publishing Services	3.1%
Business & Public Services	1.4%
Capital Goods/ Multi-Industry	0.7%
Chemicals	1.6%
Communications	2.0%
Construction	1.4%
Consumer Durables/ Multi-Industry	1.0%
Consumer Non-Durables/ Multi-Industry	0.6%
Consumer Services/ Multi-Industry	6.8%
Electric Utilities	2.0%
Electrical & Electronics	2.7%
Electronic Components	4.6%
Energy Sources	3.7%
Financial Services	4.7%
Food & Household	2.9%
Forest Products	2.7%
Gold Mining	1.5%
Health Care	2.2%
Insurance	1.7%
Investments	1.1%
Leisure & Tourism	1.6%
Medical Supplies	0.8%
Merchandising	2.6%
Metal Fabricators & Distributors	0.8%
Metals — Nonferrous	2.7%
Metals — Steel	2.4%
Oil	3.7%
Real Estate	4.3%
Technology/ Multi-Industry	3.5%
Telecommunications	3.7%
Telephone Utilities	3.5%
Transportation — Shipping	0.9%
Other Assets in Excess of Liabilities	5.0%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Statement of Assets and Liabilities
December 31, 2006

ASSETS:
Investments, at market value (Cost $551,503,012)	$749,677,438
Foreign currency (Cost $12,525,974)	12,722,645
Cash	25,626,860
Receivables:
Dividends	1,102,705
Interest	44,531
Investment securities sold	2,502,602
Fund shares sold	6,170,749
Net unrealized appreciation on unsettled foreign currency forward contracts from transaction hedges	996
Prepaid expenses and other assets	49,943

TOTAL ASSETS	797,898,469

LIABILITIES:
Payables:
Investment securities purchased	7,240,259
Fund shares redeemed	615,532
Due to affiliates	953,836
Foreign taxes	63,637
Accrued expenses	234,240

TOTAL LIABILITIES	9,107,504

NET ASSETS	$788,790,965

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	20,179,585

NET ASSET VALUE	$39.09

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2006:
Paid-in capital	585,612,296
Accumulated net investment loss	(128,569)
Accumulated net realized gain	4,932,136
Unrealized net foreign exchange gain	200,676
Unrealized net appreciation on investments	198,174,426

NET ASSETS	$788,790,965

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Statement of Operations
For the year ended December 31, 2006

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable taxes of $736,573)	$6,779,523
Interest	475,737
Other	1,922

Total income	7,257,182

Expenses:
Investment advisory fee	7,503,544
Administration fee	467,756
Professional fees	205,549
Federal and state registration fees	111,855
Custodian fees	502,501
Transfer agent fees	86,439
Trustees’ fees	62,000
Miscellaneous	222,087

Total expenses	9,161,731

Fees paid indirectly	(279,071)

Net expenses	8,882,660

Net investment loss	(1,625,478)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from security transactions	24,668,771
Net realized foreign exchange loss	(979,935)
Net change in unrealized foreign exchange gain	141,643
Net change in unrealized appreciation of investments	138,018,035

Net realized and unrealized gain on investments and foreign currency transactions	161,848,514

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$160,223,036

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	December 31, 2006	December 31, 2005

INCREASE IN NET ASSETS:
Operations:
Net investment loss	$(1,625,478)	$(31,702)
Net realized gain on investments and foreign currency transactions	23,688,836	25,775,696
Net change in unrealized gain on investments and foreign currency transactions	138,159,678	28,773,591

Net increase in net assets resulting from operations	160,223,036	54,517,585

Distributions to shareholders:
Net investment income	—	(570,827)
Capital gains	(16,462,450)	(25,810,044)

Total distributions to shareholders	(16,462,450)	(26,380,871)

Capital share transactions:
Proceeds from shares sold	599,390,018	119,850,579
Reinvestment of distributions	16,441,182	25,961,648
Cost of shares redeemed	(213,087,995)	(75,911,982)
Redemption fees	700,347	70,067

Net increase in net assets derived from capital share transactions	403,443,552	69,970,312

Total increase in net assets	547,204,138	98,107,026

NET ASSETS:

Beginning of period	$241,586,827	$143,479,801

End of period (Including accumulated net investment loss of $128,569 and $152,608, respectively)	$788,790,965	$241,586,827

Capital share transactions are as follows:
Shares issued	17,692,607	4,518,939
Shares reinvested	426,164	938,938
Shares redeemed	(6,477,726)	(3,157,344)

Net increase from capital share transactions	11,641,045	2,300,533

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Financial Highlights

	For the year	For the year	For the year	For the year		For the year
	ended	ended	ended	ended		ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2006	2005	2004	2003		2002

Net asset value, beginning of period	$28.29	$23.00	$20.29	$12.26		$13.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.07)	0.04	(0.01)	0.00		(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	11.68	8.83	4.75	8.03		(0.93)

Total income (loss) from investment operations	11.61	8.87	4.74	8.03		(1.02)

LESS DISTRIBUTIONS:
Dividends from net investment income	—	(0.08)	(0.04)	—		—
Distributions from capital gains	(0.84)	(3.51)	(2.00)	—		—

Total distributions	(0.84)	(3.59)	(2.04)	—		—

Redemption fees added to paid-in capital	0.03	0.01	0.01	0.00	~	0.01

Net asset value, end of period	$39.09	$28.29	$23.00	$20.29		$12.26

Total Return	41.22%	38.95%	24.12%	65.50%		(7.61)%
RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$788,791	$241,587	$143,480	$99,986		$35,932
Ratio of expenses before fees paid indirectly to average net assets	1.83%	2.07%	2.23%	2.35	%†	2.50	%†
Ratio of net expenses to average net assets	1.78%#	2.01%#	2.03%#	2.34	%†#	2.16	%†#
Ratio of net investment income (loss) to average net assets	(0.32)%#	(0.02)%#	(0.29)%#	0.04	%†#	(0.76	)%†#
Portfolio turnover	181.01%	349.69%	356.90%	432.47%		355.14%

~	Amount represents less than $0.01 per share

†	The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap for the first sixty-six months of its operations. For the period June 1, 1999 through June 30, 2002, the operating expense cap was 2.50% of average net assets. For the period July 1, 2002 through June 30, 2003, the Fund was reimbursed for expenses exceeding the 2.50% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Notes to Financial Statements

A.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

     The Driehaus Mutual Funds (the “Trust”) is a registered management investment company, organized as a Delaware statutory trust, currently with two operational series (“Funds”). The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The two Funds included in the Trust are as follows:

Fund	Commencement of Operations

Driehaus International Discovery Fund	12/31/98
Driehaus Emerging Markets Growth Fund	12/31/97

     The investment objective of the Funds is to maximize capital appreciation.

     The Driehaus International Discovery Fund seeks to achieve its objective by generally investing in equity securities of small to mid-size foreign companies; however, the Fund may shift its focus toward large cap foreign stocks when market conditions suggest doing so will help the Fund achieve its objective.

     The Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

Fiscal Year End

     The fiscal year end for the Funds is December 31.

Securities Valuation and Transactions

     Equity securities are valued at the last sale price as of the close of the appropriate exchange or other designated time. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the United States market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region.

     Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date or as soon as the information is available.

     The Funds determine income and expenses daily.

Federal Income Taxes

     No provision is made for Federal income taxes since each Fund has elected to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve the Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

     The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

     For the year ended December 31, 2006, reclassifications were recorded to undistributed net investment income, undistributed net realized foreign exchange loss and undistributed net realized gain for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

investment companies and net operating losses. Results of operations and net assets were not affected by these classifications.

	Driehaus	Driehaus
	International	Emerging Markets
	Discovery Fund	Growth Fund

Undistributed ordinary income	$740,641	$1,649,517
Undistributed net realized gain	(740,641)	(1,649,517)

     During the year ended December 31, 2006, the Driehaus International Discovery Fund utilized $5,786,701 of capital loss carryforwards and as of December 31, 2006, the Fund had capital loss carryforwards of $105,979,001 expiring in 2008 and $24,839,330 expiring in 2009. During the year ended December 31, 2006, the Driehaus Emerging Markets Growth Fund utilized $949,637 of capital loss carryforwards and as of December 31, 2006, the Fund had capital loss carryforwards of $402,998 expiring in 2009. To the extent that the Funds realize future net capital gains, those capital gains will be offset by any unused capital loss carryforwards subject to the limitations described below. For the year ended December 31, 2006, the Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund realized no post-October capital losses. The Driehaus International Discovery Fund realized post-October foreign currency losses of $126,175, which were deferred for tax purposes and were recognized on January 1, 2007, and the Driehaus Emerging Markets Growth Fund realized post-October foreign currency losses of $128,570, which were deferred for tax purposes and were recognized on January 1, 2007.

     Included in the capital loss carryforward amounts stated above are capital losses that the Driehaus International Discovery Fund inherited from its merger with the Driehaus International Growth Fund and the Driehaus European Opportunity Fund on September 29, 2003 of approximately $130,049,224 and $769,107, respectively, which may be applied against any realized net taxable capital gains in future years or until December 31, 2009. Section 382 of the Code imposes certain limitations that will likely reduce the Fund’s ability to use the majority of these capital loss carryforwards.

     Included in the capital loss carryforward amounts stated above are capital losses that the Driehaus Emerging Markets Growth Fund inherited from its merger with the Driehaus Asia Pacific Growth Fund on September 29, 2003 of approximately $402,998, which may be applied against any realized net taxable capital gains in future years or until December 31, 2009. Section 382 of the Code imposes certain limitations that will likely reduce the Fund’s ability to use the majority of these capital loss carryforwards.

Distributions to Shareholders

     The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

	Driehaus		Driehaus
	International		Emerging Markets
	Discovery Fund		Growth Fund

Distributions paid from:	2006	2005	2006	2005

Ordinary income	$27,202,119	$41,961,124	$1,568,623	$16,037,581
Net long-term capital gains	87,564,888	12,786,172	14,893,827	10,343,290

Total distributions paid	$114,767,007	$54,747,296	$16,462,450	$26,380,871

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

     As of December 31, 2006, the components of net assets on a tax basis were as follows:

	Driehaus	Driehaus
	International	Emerging Markets
	Discovery Fund	Growth Fund

Undistributed ordinary income	$7,218,550	$7,078,478
Undistributed long-term capital gain	5,718,890	8,426,995

Accumulated earnings	$12,937,440	$15,505,473
Paid-in capital	636,452,371	585,612,296
Accumulated capital and other losses	(130,944,506)	(531,568)
Unrealized appreciation on foreign currency	79,268	200,676
Unrealized appreciation on investments	121,226,700	188,004,088

Net assets	$639,751,273	$788,790,965

     The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark-to-market.

Foreign Currency Translation

     Foreign currency is translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

     Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

     Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Funds had no portfolio hedges during the year ended December 31, 2006.

     The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

     The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

     Under the Trust’s organizational documents, the Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

New Accounting Pronouncements

     On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows for implementation of FIN 48 in fund NAV calculations as late as the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their semi-annual report dated June 30, 2007.

     In September, 2006, the FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

B.	INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

     Richard H. Driehaus, the President of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC”), a registered broker-dealer.

     DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives a monthly fee, computed and accrued daily at an annual rate of 1.50% of each Fund’s average daily net assets. Effective October 1, 2006, the Driehaus International Discovery Fund began paying the Adviser an annual management fee on a monthly basis as follows: 1.50% on the first $500 million of average daily net assets, 1.35% on the next $500 million and 1.25% of average daily net assets in excess of $1 billion.

     The amounts accrued and payable to DCM during the year ended December 31, 2006, are as follows:

		Advisory Fees
		Payable
		(included in Due
Fund	Advisory Fees	to affiliates)

Driehaus International Discovery Fund	$10,421,095	$797,532
Driehaus Emerging Markets Growth Fund	7,503,544	953,836

     The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are currently used to offset a portion of the Funds’ operating expenses. For the year ended December 31, 2006, these arrangements reduced the expenses of the Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund by $442,705 (3.6%) and $279,071 (3.0%), respectively.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

     DS LLC is the Funds’ distributor. DS LLC also acts as a broker for the Funds for domestically traded securities. For the year ended December 31, 2006, the Funds paid the following brokerage commissions:

	Total	Commissions	Shares Traded
Fund	Commissions	Paid to DS LLC	through DS LLC

Driehaus International Discovery Fund	$6,399,870	$46,440	3,484,374
Driehaus Emerging Markets Growth Fund	5,618,033	304,246	13,421,574

     A portion of these commissions are, in turn, paid by DS LLC to third parties for clearing and execution services.

     Certain officers of the Trust are also officers of DCM and DS LLC. No such officers received compensation from the Funds.

     PFPC Inc. (“PFPC”), an indirect subsidiary of PNC Financial Services Group, Inc., serves as the Funds’ administrative and accounting agent. In compensation for these services, PFPC receives the larger of a monthly minimum fee or a monthly fee based upon average net assets. PFPC also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, PFPC receives a monthly fee based on shareholder processing activity during the month.

C.	DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS

     The Funds invest in equity certificates which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. At December 31, 2006, the Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund had unrealized appreciation of $2,024,175 and $11,322,545, respectively, as a result of their investment in these financial instruments. The aggregate market values of these certificates for the Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund represented 0.5% and 4.8%, respectively, of their total market values at December 31, 2006.

     At December 31, 2006, the Funds had foreign currency forward contracts outstanding under which they are obligated to exchange currencies at specified future dates. At December 31, 2006, the Funds’ currency transactions are limited to transaction hedges.

     The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

     The Funds had the following outstanding contracts at December 31, 2006:

Driehaus International Discovery Fund

Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2006

$1,693,176	3,617,471	Brazilian Real	January 2007	$5,136
747,500	566,268	Euro	January 2007	1,211
5,320,160	633,125,696	Japanese Yen	January 2007	(19,494)

				$(13,147)

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Driehaus International Discovery Fund — (Continued)

Foreign Currency Sold:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at December 31, 2006

$1,341,056	1,698,944	Australian Dollar	January 2007	$855
1,758,111	209,224,051	Japanese Yen	January 2007	6,375
1,435,628	2,032,131	Turkish Lira	January 2007	(991)

				$6,239

		Net unrealized depreciation		$(6,908)

Driehaus Emerging Markets Growth Fund

Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2006

$728,205	849,197	Canadian Dollar	January 2007	$(31)
1,173,146	888,717	Euro	January 2007	1,542
148,193	1,152,689	Hong Kong Dollar	January 2007	(119)
393,998	3,543,417,494	Indonesian Rupiah	January 2007	1,592
3,059,717	21,458,560	South African Rand	January 2007	(1,964)

				$1,020

Foreign Currency Sold:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at December 31, 2006

$136,740	1,229,767,426	Indonesian Rupiah	January 2007	$(590)
1,316,022	1,223,900,913	South Korean Won	January 2007	566

				$(24)

		Net unrealized appreciation		$996

D. INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2006, were as follows:

Fund	Purchases	Sales

Driehaus International Discovery Fund	$1,403,552,550	$1,464,560,537
Driehaus Emerging Markets Growth Fund	1,223,111,776	863,090,007

E. RESTRICTED SECURITIES

     Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

At December 31, 2006, the Funds held no restricted securities, other than equity certificates. Since an investment in equity certificates represents an agreement entered into with a financial institution, with terms set by such financial institution, these instruments are also deemed to be restricted (see Note C).

F. LINE OF CREDIT

     The Funds have a $50 million line of credit consisting of a $25 million committed line and a $25 million uncommitted line. This line of credit is available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. The Funds have agreed to pay commitment fees computed at a rate of 0.125% per annum on the average daily amount of the available committed line. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of borrowings plus 1%. At December 31, 2006, the Funds had no outstanding borrowings under the line of credit.

G. OFF BALANCE SHEET RISKS

     The Funds’ investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H. REDEMPTION FEES

     The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. This redemption fee became effective for shares purchased after July 31, 2000. The redemption fees are recorded in paid-in capital.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the Driehaus Mutual Funds:

     We have audited the accompanying statements of assets and liabilities of the Driehaus Mutual Funds (comprising the Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund) (the “Funds”), including the schedules of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Driehaus Mutual Funds at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 16, 2007

Interested and Independent Trustees of the Trust

      The following table sets forth certain information with respect to the Trustees of the Trust:

				Number of
		Term of		Portfolios in
		Office and		the Fund	Other
	Position(s)	Length of	Principal	Complex	Directorships
Name, Address and	Held with	Time	Occupations(s)	Overseen by	Held by
Year of Birth	the Trust	Served**	During Past 5 Years	Trustee	Trustee

Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and President	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser	2	Driehaus Enterprise Management, Inc.; Vintage Properties, Inc.; Davies 53 Limited; The Richard H. Driehaus Foundation; and The Richard H. Driehaus Museum
Independent Trustees:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (investment co.) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	2	Sinai Health System

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Principal Account Executive — Labor Affairs, Blue Cross and Blue Shield of Illinois.	2	None

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	Senior Vice President of Sunrise Development, Inc. (senior living) since January 2003; Consultant, real-estate development, August 1998 to January 2003.	2	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the Investment Company Act of 1940, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus controls the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation or death, or (iii) as otherwise specified in the Trust’s governing documents.

Officers of the Trust

      The following table sets forth certain information with respect to the advisory board member and officers of the Trust:

Term of
	Position(s)	Office and	Principal
Name, Address and	Held with	Length of	Occupations(s)
Year of Birth	the Trust	Time Served	During Past 5 Years

Arthur B. Mellin[1] 190 South LaSalle Street Chicago, IL 60603 YOB: 1942	Advisory Board Member	Since 1998	President of Mellin Securities Incorporated and Mellin Asset Management, Inc.

Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	Senior Vice President	Since 2006 [2]	President and Chief Executive Officer of Adviser, Distributor and USVI as of October 1, 2006; Advisor to Adviser and Distributor since 2006; Chief Executive Officer, Aris Capital Management from 2003-2006; President and Chief Executive Officer with Banc of America Capital Management from 1993-2003.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 [2] Since 2002 [2]	Vice President, Treasurer and Chief Financial Officer of the Adviser, Distributor and USVI since 2004; Vice President and Controller of the Adviser since 2003; Vice President, Treasurer and Controller of the Distributor since 2003; Vice President and Treasurer of USVI since 2003; Controller of the Adviser and the Distributor since 2002; Manager with Arthur Andersen LLP from 1992-2002.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Chief Compliance Officer	Since 2006 [2]	Chief Compliance Officer of the Adviser and Distributor since 2006; Senior Attorney with the Adviser since 2003; Attorney with the Adviser since 2000.

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006 [2]	Vice President and Associate Counsel, PFPC Inc. (financial services company) since 2003; Deputy Counsel, Turner Investment Partners from 2001 to 2003; Associate, Stradley, Ronon, Stevens & Young LLP (law firm) from 1998-2001.

Kelly C. Dehler 25 East Erie Street Chicago, IL 60611 YOB: 1961	Assistant Secretary	Since 2004 [2]	Assistant Secretary of the Adviser and Distributor since 2006; Attorney with the Adviser since 2004; Regulatory Compliance Officer, Allstate Financial Services, LLC (retail broker-dealer) from 2003-2004; Assistant Secretary and Regulatory Associate of the Adviser from 2002-2003; Senior Paralegal with the Adviser from 2000-2002.

Candace A. Croal 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1975	Assistant Secretary	Since 2005 [2]	Senior Regulatory Administrator, PFPC Inc. (financial services company) since 2002; Senior Paralegal, Morgan, Lewis & Bockius, LLP (law firm) from 1999-2002.

[1]	Mr. Driehaus and Mr. Mellin are brothers-in-law.

[2]	Officers of the Trust are elected annually.

     The Statement of Additional Information for the Driehaus Mutual Funds contains more detail about the Trust’s trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples

      As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2006.

Actual Expenses

     The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

     The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus International Discovery Fund

			Expenses Paid During
	Beginning Account	Ending Account Value	Six Months Ending
	July 1, 2006	December 31, 2006	December 31, 2006*

Actual	$1,000	$1,095.50	$8.71

Hypothetical (5% return before expenses)	$1,000	$1,016.74	$8.39

Driehaus Emerging Markets Growth Fund

			Expenses Paid During
	Beginning Account	Ending Account Value	Six Months Ending
	July 1, 2006	December 31, 2006	December 31, 2006*

Actual	$1,000	$1,240.30	$9.88

Hypothetical (5% return before expenses)	$1,000	$1,016.23	$8.89

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

Driehaus International Discovery Fund	1.65%
Driehaus Emerging Markets Growth Fund	1.75%

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2006

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Funds’ distributions included capital gain amounts as follows:

	Driehaus	Driehaus
	International	Emerging Markets
	Discovery Fund	Growth Fund

Total long-term gains 20% rate gains	$87,564,888	$21,501,944

     For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Driehaus	Driehaus
International	Emerging Markets
Discovery Fund	Growth Fund

23.56%	100.00%

     For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Driehaus	Driehaus
International	Emerging Markets
Discovery Fund	Growth Fund

0.63%	0.00%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

     A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

     Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2006 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

     Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Funds’ website at http://www.driehaus.com.

Board Considerations in Connection with the Annual Review of the
Investment Advisory Agreement

      The Board of Trustees approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund (“DEMG”) and Driehaus International Discovery Fund (“DIDF”) in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. After their review of the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board.

     In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

     Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board noted that the Adviser had devoted additional resources to DEMG over the past year, including adding a portfolio manager and two analysts as well as additional personnel at its office in Prague. The Board also considered compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, including its processes for seeking and measuring whether the Funds were obtaining best execution. The Board reviewed each Fund’s performance on a gross and net return basis over 1-, 3- and 5-year periods ended June 30, 2006, as well as over rolling periods since inception of each Fund. The Board noted that the Adviser represented that because its aggressive growth investment style resulted in performance volatility over shorter time periods, it was meaningful to analyze performance over rolling time periods to show the consistent out-performance to their benchmark indices over the life of the Funds. The Board compared short-term and long-term returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with each Fund’s investment objective and policies.

     On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser historically have been and continue to be satisfactory. The Board noted that the Funds’ gross and net performance for the 1-, 3- and 5-year periods, as compared to their respective peer groups (from data compiled from Morningstar Inc. and Lipper, independent providers of mutual fund data), and the Funds’ net performance as compared to their benchmark indices, was satisfactory. The Board noted that DEMG’s gross and net performance for each of these periods was first quartile as compared to its peer groups and that it outperformed its benchmark. The Board noted that DIDF’s net and gross performance for the 1-year and 5-year periods were in the first quartile of its peer groups, and for the 3-year period was just below the median as compared to its peer groups, and that it had outperformed its benchmark for each such period. The Board also noted each Fund’s favorable average annualized rolling year performance versus its benchmark.

     Fees and Expenses. The Board considered each Fund’s advisory fee rates, operating expenses and total expense ratio, and compared them to fees and expenses of peer groups based on data compiled from Lipper as of June 30, 2006 (which includes data as of earlier period-ends). The information provided to the Board showed that each Fund’s advisory fee rate ranked high as compared to its total peer group. However, because of the Funds’ fee structure, total expense ratios were comparatively much lower, with DEMG’s total expense ratio above the median of its peer group and with DIDF’s total expense ratio slightly below the median of its total peer group. When total expenses were compared using the Funds’ expense ratios for the six-months ended June 30, 2006, both Funds had total expense ratios in the bottom half of their peer group, based upon Lipper information. The Board also considered each Fund’s advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Adviser’s obligations for similarly managed institutional accounts; and

(ii) the advisory fees of institutional accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. In considering the reasonableness of the expense ratio, the Board took into account the Adviser’s aggressive growth style, which resulted in high portfolio turnover, and relatively small amount of assets under management, while noting that recent increases in assets had reduced the Funds’ expense ratios. The Board also noted that the Adviser’s directed brokerage program had resulted in reducing expenses of the Funds.

     The Board noted that the Adviser had agreed to institute breakpoints in its advisory fee schedule for DIDF, since DIDF has significantly higher capacity than DEMG, which would reduce the advisory fee rate payable by that Fund. On the basis of the information provided, the Board concluded that the advisory fee schedule for each Fund was reasonable and appropriate in light of the quality of services provided by the Adviser.

     Profitability. The Board reviewed information regarding revenues received by the Adviser under the Agreement. The Board considered the estimated costs to the Adviser of managing the Funds. The Board reviewed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board noted the inherently subjective nature of any allocation methodology, but concluded that the methodology presented was not unreasonable. The Board noted that, based on the information provided, the Adviser anticipates moderate profit from providing services to the Funds, which the Board determined to be not unreasonable.

     Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any economies of scale. The Board considered whether the advisory fee rate under the Agreement is reasonable in relation to the asset size of each Fund and whether any economies of scale should result in a reduction in the fee schedule, noting that instituting two breakpoints in DIDF’s advisory fee schedule would reflect economies of scale as assets grow in that Fund. The Board accepted the Adviser’s conclusion that it has not yet experienced any economies of scale in connection with its services to DEMG.

     Other Benefits to the Advisor and its Affiliates. The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates, including fees received by an affiliate of the Adviser for brokerage services. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

     Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable

(f)	The registrant’s Code of Ethics for Principal Executive and Principal Financial Officers was filed as Exhibit 10(a)(1) to the registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-07655, on March 8, 2004, and is incorporated herein by reference.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has designated A.R. Umans as an audit committee financial expert. Mr. Umans is “independent,” as defined by this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
For the fiscal years ended December 31, 2006 and 2005, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $72,000 and $54,000, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.
(b) Audit-Related Fees
For the fiscal years ended December 31, 2006 and 2005, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.
For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”), or Driehaus Securities LLC, the registrant’s distributor (“DS”), entered into with E&Y for fiscal years 2006 and 2005, E&Y provided no audit-related services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(c) Tax Fees
For the fiscal years ended December 31, 2006 and 2005, E&Y billed the registrant $12,750 and $8,400, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.
For fiscal years 2006 and 2005, E&Y provided no tax services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.
(d) All Other Fees
For the fiscal years ended December 31, 2006 and 2005, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.
For fiscal years 2006 and 2005, E&Y provided no other services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.
          (e)(1) Audit Committee Pre-Approval Policies and Procedures
Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.
Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 100%.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	Non-Audit Fees
For the fiscal years ended December 31, 2006 and 2005, E&Y billed the registrant $12,750 and $8,400, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2006 and 2005, E&Y billed DCM or DS $0 and $0, respectively, in aggregate non-audit fees.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to DCM or DS that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. There were no such non-audit services provided.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, that is the subject of disclosure required by Item 2, filed as Exhibit 10(a)(1) to the Registrant’s Form N-CSR, filed on March 8, 2004 (Accession No. 0000950137-04-001539).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Driehaus Mutual Funds

By (Signature and Title)*	/s/Richard H. Driehaus
Richard H. Driehaus, President
(principal executive officer)

Date	March 5, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Richard H. Driehaus
Richard H. Driehaus, President
(principal executive officer)

Date	March 5, 2007

By (Signature and Title)*	/s/Michelle L. Cahoon
Michelle L. Cahoon, Vice President and Treasurer
(principal financial officer)

Date	March 5, 2007

* Print the name and title of each signing officer under his or her signature.